UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2021 (March 25, 2021)

ROCKET INTERNET GROWTH OPPORTUNITIES CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40268	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boundary Hall

Cricket Square

Grand Cayman, KY1-1102

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (345) 815-5716

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	RKTAU	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RKTA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RKTAW	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 25, 2021, Rocket Internet Growth Opportunities Corp. (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-fourth of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 4,666,667 warrants (the “Private Placement Warrants”) to Rocket Internet Growth Opportunities Sponsor GmbH (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,000,000.

An audited balance sheet as of March 25, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the purchase of the Private Placement Warrants on March 25, 2021 has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the IPO, the underwriter was granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 3,750,000 additional units to cover over-allotments (the “Over-Allotment Units”).

On March 26, 2021, the underwriter exercised its option to purchase 1,700,000 Over-Allotment Units pursuant to the partial exercise of the Over-Allotment Option at a price of $10.00 per Unit less underwriting discounts and commissions. The purchase of the Over-Allotment Units was consummated on March 30, 2021, generating gross proceeds to the Company of $17,000,000.

On March 30, 2021, simultaneously with the consummation of the sale of the Over-Allotment Units, the Company consummated a private sale (the “Over-Allotment Private Placement”) of an additional 226,666 Private Placement Warrants to the Sponsor, at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds of $340,000.

Including the sale of the Over-Allotment Units, there were an aggregate of 26,700,000 Units sold in the IPO. Following the expiration of the underwriter’s over-allotment option, assuming no further exercises by the underwriter, the Sponsor will own 6,675,000 shares of Class B Common Stock, representing 20% of the issued and outstanding ordinary shares of the Company.

The Company’s unaudited pro forma balance sheet as of March 25, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Over-Allotment Private Placement as if they had occurred on the audited balance sheet date on March 25, 2021, is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of March 25, 2021

99.2	Unaudited Pro Forma Balance Sheet as of March 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET INTERNET GROWTH OPPORTUNITIES CORP.

Date: March 31, 2021	By:	/s/ Soheil Mirpour
Name: Soheil Mirpour
Title: Chief Executive Officer and Director